                                  EXHIBIT 10.2



                           SHARE  PURCHASE  AGREEMENT
                           --------------------------


                               Extension Agreement

               made effective as of the 22nd day of October, 2001.

The undersigned, being all of the parties to the Share Purchase Agreement dated August 17, 2001, hereby agree to amend sections of the said Agreement as follows:

(1) Sections 2.03 (a), (b) and (c) of the said Agreement amended to read as follows:

2.03 Financing. The Closing will be subject to Green Fusion or GFC completing advances to House of Brussels as follows:

    (a) the advances will total $1,000,000 of which $200,000 has been advanced to date;

    (b) the balance of $800,000 will be advanced by Green Fusion to House of Brussels on or before November 22, 2001.

    (c) the interim advances of $200,000 made to date have been advanced as loans payable 120 days following demand bearing interest at the rate of prime (being the prime rate of interest charged by the Royal Bank of Canada to its best commercial customers) plus 2% per annum (the "Interim Loans") and will be evidenced by promissory notes executed by House of Brussels in favour of Green Fusion or GFC, at the election of Green Fusion. In the event that the acquisition of House of Brussels by Green Fusion is not completed for any reason, the Interim Loans will remain outstanding and repayable in full 120 days following demand and will continue to be evidenced by the executed promissory notes;


(2)  A  new  Section  2.03  (f)  will  be  added  to  read  as  follows:

2.03(f) Repayment of Bridge Financing. Should any third party or party hereto, other than Green Fusion, provide funds to meet the ongoing cash requirements of House of Brussels between the date of this extension agreement and the Closing, such amounts shall be repaid from funds paid by Green Fusion on November 22, 2001 in priority to all other payments or claims.


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(3)  Section  7.03  (c)  of  the  said  Agreement  amended  to  read as follows:


(c )Green Fusion will have completed financing of the Minimum Placement Amount by November 22, 2001, provided such private placement may complete contemporaneously with the Closing.

IN WITNESS WHEREOF the parties hereto have executed this extension agreement as of the day and year first above written.


GREEN  FUSION  CORPORATION
a  Nevada  corporation  by  its
authorized  signatory:

/s/ L. Evan Baergen
_____________________________
Signature  of  Authorized  Signatory

L. Evan Baergen
_____________________________
Name  of  Authorized  Signatory

President & Director
____________________________
Position  of  Authorized  Signatory




HOUSE  OF  BRUSSELS  HOLDINGS  LTD.
a  British  Columbia  company  by  its
authorized  signatories:


/s/ Signature
_____________________________
Signature  of  Authorized  Signatory


_____________________________
Signature  of  Authorized  Signatory


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SIEMENS  INDUSTRIES  LTD.
by  its  authorized  signatory:


/s/ Signature
_____________________________
Signature  of  Authorized  Signatory



W.  J.  LOEWEN  LTD.
by  its  authorized  signatory:


/s/ Signature
_____________________________
Signature  of  Authorized  Signatory



HONG  KONG  BASE  LIMITED
by  its  authorized  signatory:


/s/ Signature
_____________________________
Signature  of  Authorized  Signatory


 GORDON  T.  BARTLETT,  IN  HIS  PERSONAL  CAPACITY:
----------------------------------------------------


SIGNED,  SEALED  AND  DELIVERED
BY  GORDON  T.  BARTLETT  in  the  presence  of:

/s/ GORDON  T.  BARTLETT
_____________________________      _____________________________
Signature                          GORDON  T.  BARTLETT

_____________________________
Name

_____________________________
Address
_____________________________


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_____________________________

_____________________________


JOSEPH  T.  SAMBELL,  IN  HIS  PERSONAL  CAPACITY:
--------------------------------------------------


SIGNED,  SEALED  AND  DELIVERED
BY  JOSEPH  T.  SAMBELL  in  the  presence  of:

/s/ Joe Sambell
_____________________________      _____________________________
Signature                          JOSEPH  T.  SAMBELL

Joseph T. Sambell
_____________________________
Name

2532 Keats Road
_____________________________
Address

North Vancouver
_____________________________